                          SUPPLEMENT TO PARTICIPATION
                AGREEMENT DATED AS OF JUNE 5,2003 (AS AMENDED AND
                         SUPPLEMENTED FROM TIME TO TIME)

                           SCUDDER VARIABLE SERIES II
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
                           SCUDDER DISTRIBUTORS, INC.

                     THE TRAVELERS INSURANCE COMPANY AND THE
                       TRAVELERS LIFE AND ANNUITY COMPANY

The parties hereto agree that the Participation Agreement is amended to include Travelers Distribution LLC, a Delaware corporation (the "Distributor"), as a party to the Agreement.

The parties hereto agree that the Participation Agreement is amended to add certain Separate Accounts to Schedule A, and to add Premier Advisers L to Schedules A, B, and D. The Participation Agreement is therefore amended by replacing the existing Schedules A, B, and D with new Schedules A, B, and D, attached.

The parties hereto agree that the Participation Agreement is amended to add the following to the end of Section 1.4 of the Agreement:

"A pricing error shall be corrected in accordance with the procedures for correcting net asset value errors adopted by the Fund's Board of Trustees and in effect at the time of the error. The Fund represents and warrants that its procedures for correcting net asset value errors currently comply, and will continue to comply, with the 1940 Act and generally industry-wide accepted SEC staff interpretations concerning pricing errors in effect at the time of an error."

The parties hereto agree that the Participation Agreement is amended to replace
Section 2.1 of the Agreement in its entirety with the following:

     "2.1 The Company represents and warrants that the Contracts (a) are or, prior to issuance, will be registered under the 1933 Act or, alternatively (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued in compliance in all material respects with all applicable federal securities and state securities and insurance laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under applicable insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act. The Company shall register and qualify the Contracts or interests therein as securities in accordance with the laws of the various states only if and to the extent deemed advisable by the Company."

The parties hereto agree that the Participation Agreement is amended to replace
Section 2.3 of the Agreement in its entirety with the following:

     "2.3. The provisions of this Section 2.3 apply to Class B Shares. The Distributor agrees to provide distribution services ("Distribution Services") for the Class B Shares of the Designated Portfolios including the following types of services:

          (1) Printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners.

          (2) Developing, preparing, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund and including materials intended for use within the Company, or for brokerdealer only use or retail use.

          (3) Holding seminars and sales meetings designed to promote the distribution of Fund Shares.

          (4) Obtaining information and providing explanations to Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios.

          (6) Compensating broker-dealer firms who have entered into selling agreements in connection with the allocation of cash values and premiums of the Contracts to the Fund.

          (7) Contract accounts.

In consideration of the Distributor performing the Distribution Services, the Underwriter will make quarterly payments to the Distributor pursuant to the Fund's Master Distribution Plan for Class B Shares, as amended from time to time, at the annual rate of 0.25% of the average daily net asset value of the Class B shares of each Designated Portfolio held by the Company pursuant to this Agreement.

          The Company shall perform all record keeping services (the "Record Keeping Services") with respect to the Contracts, including, without limitation, the following:

          (a) Maintaining separate records for each Contract owner, which shall reflect the Designated Portfolio shares purchased and redeemed in relation to Contract values, associated with each Contract owner. The Company will maintain omnibus accounts with each Designated Portfolio on behalf of Contract owners, and such accounts shall be in the name of the ,Company (or its nominee) as the record owner of shares beneficially owned by such Contract owners in support of the Account's obligations.

          (b) Disbursing or crediting to Contract owners all proceeds of redemptions of shares of the Designated Portfolios in relation to Contract owner requests to redeem their contract value and processing all dividends and other distributions reinvested in shares of the Designated Portfolios.

          (c) Preparing and transmitting to Contract owners, as required by law, periodic statements showing allocations to sub-accounts investing in the Designated Portfolios, purchases and redemptions of Designated Portfolio shares and dividends and other distributions paid in relation to Contract owner transaction requests, and such other information as may be required, from time to time, by Contract owners.

          (d) Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the foregoing services for Contract owners.

          (e) required by law.

          (f) Administering the distribution to existing Contract owners of Fund prospectuses, proxy materials, periodic reports to shareholders and other materials that the Designated Portfolios provide to their shareholders ( the printing and distribution expense to be borne as set forth on Schedule C).

          (g) Aggregating and transmitting purchase and redemption orders to the Designated Portfolios.

          In consideration of the Company performing the Record Keeping Services, the Fund agrees to pay the Company, quarterly, a record keeping fee as set forth in Schedule D hereto with respect to the Class B Shares of each Designated Portfolio held by the

Company pursuant to this Agreement. The Company represents and agrees that no charge imposed by it on Contract owners is specifically intended or designed solely to compensate the Company for the Record Keeping Services."

The parties hereto agree that the Participation Agreement is amended to add the following as a new Section 2.11 of the Agreement:

          1. The Company and Distributor have in place an anti-money laundering program ("AML program") and policies and procedures relating to duties required by the Office of Foreign Assets Control ("OF AC") that do now and will continue to comply with applicable laws and regulations, including the relevant provisions of the USA PATRIOT Act (Pub. L. No. 107-56 (2001)) and the regulations issued thereunder by the U.S. Treasury Department and the rules of the NASD and the New York Stock Exchange, Inc., as applicable.

          2. The Company and Distributor have conducted "know your customer" due diligence resulting in no information on any of their Contract owners that requires reporting.

The Company and Distributor further agree promptly to notify the Fund and the Underwriter should either become aware of any change in the above representations and warranties.

The Company and Distributor agree to include a provision in Selling Agreements with any broker-dealer that distributes the Contracts concerning the requirement to have an AML Program that mandates substantial compliance with the foregoing.

In addition, the Underwriter and the Fund hereby provide notice to the Company that the Underwriter and/or the Fund reserve the right to make reasonable inquiries of and request additional information from the Company and Distributor regarding their AML program."

The parties hereto agree that the Participation Agreement is amended to add the following to the end of Section 2.6 of the Agreement:

     "The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Distributor further represents that the Contracts will be distributed in compliance with any applicable state and federal securities laws and state insurance laws."

The parties hereto agree that the Participation Agreement is amended to replace
Section 4.6 of the Agreement in its entirety with the following:

     "4.6 Upon request, the Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions or substitutions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Fund and the Underwriter any complaints received from the Contract owners pertaining to the Fund or the Designated Portfolio."

The parties hereto agree that the Participation Agreement is amended to delete
Section 5.5 of the Agreement in its entirety.

IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of August 1, 2003.

                                        The Travelers Insurance Company


                                        By /s/ ILLEGIBLE
                                           -------------------------------------
                                        Title:


                                        The Travelers Life and Annuity Company


                                        By /s/ ILLEGIBLE
                                           -------------------------------------
                                        Title:
                                               ---------------------------------


                                        Travelers Distribution LLC


                                        By /s/ ILLEGIBLE
                                           -------------------------------------
                                        Title:

                                        Deutsche Investment Management Americas
                                        Inc.


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: V.P. & Managing Director


                                        Scudder Distributors, Inc.


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        ILLEGIBLE
                                        Title: ILLEGIBLE

SEPARATE ACCOUNT AND DATE ESTABLISHED
   TIC Separate Account Eleven for Variable Annuities            12-11-02
   TLAC Separate Account Twelve for Variable Annuities           12-12-02
   TIC Variable Annuity Separate Account 2002                    09-17-02
   TLAC Variable Annuity Separate Account 2002                   09-17-02
   The Travelers Fund ABD for Variable Annuities                 06-24-96
   The Travelers Fund ABD II for Variable Annuities              06-24-96
   The Travelers Separate Account Seven for Variable Annuities   06-30-98
   The Travelers Separate Account Eight for Variable Annuities   06-30-98
CONTRACTS FUNDED BY SEPARATE ACCOUNT
   Scudder Advocate Rewards Scudder Advocate
   Advisor Premier Advisers III
   Premier Advisers L

                                   SCHEDULE B
                    DESIGNATED PORTFOLIOS AND CLASSES THEREOF

DESIGNATED PORTFOLIO
---------------------
1.    Scudder Aggressive Growth Portfolio             Class B
2.    Scudder Blue Chip Portfolio                     Class B
3.    Scudder Contrarian Value Portfolio              Class B
4.    Scudder Fixed Income Portfolio                  Class B
5.    Scudder Global Blue Chip Portfolio              Class B
6.    Scudder Government Securities Portfolio         Class B
7.    Scudder Growth Portfolio                        Class B
8.    Scudder High Income Portfolio                   Class B
9.    Scudder International Select Equity Portfolio
10.   Scudder Money Market Portfolio
11.   Scudder Small Cap Growth Portfolio
12.   Scudder Strategic Income Portfolio              CLASS
13.   Scudder Technology Growth Portfolio             Class B
14.   Scudder Total Return Portfolio
15.   SVS Davis Venture Value Portfolio
16.   SVS Dreman Financial Services Portfolio
17.   SVA Dreman High Return Equity Portfolio
18.   SVS Dreman Small Cap Value Portfolio
19.   SVS Eagle Focused Large Cap Growth Portfolio
20.   SVS Focus Value + Growth Portfolio
21.   SVS Index 500 Portfolio
22.   SVS INVESCO Dynamic Growth Portfolio
23.   SVS Janus Growth and Income Portfolio
24.   SVS Janus Growth Opportunities Portfolio
25.   SVS MFS Strategic Value Portfolio
26.   SVS Oak Strategic Equity Portfolio
27.   SVS Turner Mid Cap Growth Portfolio

DESIGNATED PORTFOLIO

Scudder International Select Equity Portfolio

CLASS Class B Class B Class B Class B Class B Class B
Class B Class B Class B Class B Class B Class B Class
B Class B Class B Class B Class B Class B Class B

                                   SCHEDULE D
                              RECORD KEEPING FEES

A. Scudder Advocate Rewards and Scudder Advocate Advisor Contracts: The record keeping fee paid pursuant to Section 2.3 shall be 0.10% annually of the average daily net assets of the Class B Shares of each Designated Portfolio held by the Company under such Contracts pursuant to this Agreement.

B. Premier Advisers III and Premier Advisers L Contracts: The record keeping fee paid pursuant to Section 2.3 shall be 0.15% annually of the average daily net assets of the Class B Shares of each Designated Portfolio held by the Company under such Contracts pursuant to this Agreement.

                                SECOND AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT

     This Second Amendment ("Amendment") is effective as of December 12, 2003 (Effective Date), and is hereby made a part of and incorporated into the Participation Agreement ("Agreement") dated as of the 5th day of June, 2003 as supplemented as of August 1, 2003 by and among THE TRAVELERS INSURANCE COMPANY, THE TRAVELERS LIFE AND ANNUITY COMPANY (collectively the "Company"), both Connecticut life insurance companies, on their own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A as may be amended from time to time (each separate account hereinafter referred to as the "Account"), TRAVELERS DISTRIBUTION, LLC, a Delaware corporation (the "Distributor") and SCUDDER VARIABLE SERIES II (the "Fund"), a Massachusetts business trust created under a Declaration of Trust, as amended, SCUDDER DISTRIBUTORS, INC. (the "Underwriter"), a Delaware corporation, and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a Delaware corporation (the "Adviser"). ( "Company" "Account" "Distributor" "Fund" "Underwriter" and "Advisor" are , , " collectively referred to as "Parties")

     WHEREAS, the Parties entered into the Agreement to set forth the terms relating to the provision for an investment vehicle for the Company's Variable Insurance Products, for services and for other matters; and,

     WHEREAS, the Parties desire to amend the Agreement to modify the compensation provision;

     NOW THEREFORE, for and in consideration of the premises and the promises and the mutual agreements hereinafter set forth, the Parties hereto, intending to be legally bound, covenant and agree to amend the Agreement as follows:

     A new final sentence is to be added to the first paragraph to Section 2.3 of the Agreement as follows:

"Notwithstanding the preceding and in addition to the other payments required to be made by the Fund and Underwriter under this Agreement, the Adviser shall make payments monthly, whether or not this Agreement is terminated, to the Company in order to reimburse the Company for distribution expenses incurred in connection with distributing the Scudder Advocate Rewards products through Merrill, Lynch, Pierce, Fenner & Smith, Inc. and its affiliates ("MLPF&S") and with distributing the Scudder Advocate Advisor through Citigroup Global Markets Inc., formerly Solomon Smith Barney Inc, and its affiliates ("CGMI") as set forth on Schedule E."

     Except as otherwise provided in this Amendment, the Parties hereby reaffirm all the terms and conditions as set forth in the Agreement, and the said terms and conditions remain as though they were cited in full herein.


                                        By its authorized officer


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: Secretary


                                        By its authorized officer
                                        By its authorized officer


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: Vice President Secretary


                                        By its authorized officer


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: Vice President


                                        By its authorized officer


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: Managing Director

A. MLPF&S - (i) Adviser remittance to reimburse for distribution expenses for the Scudder Advocate Rewards ("SAR") product distributed through MLF &S shall be calculated as follows:

     For SAR contract years 2 through 9, the amount of reimbursable distribution expense shall equal an annualized rate of 0.20% of the average of each month's assets held in Designated Portfolios of the Fund (as defined in the Agreement) under SAR.

     For SAR contract year 10 and following, the amount of reimbursable distribution expense shall equal an annualized rate of 0.25% of the average of each month's assets held in Designated Portfolios of the Fund (as defined in the Agreement) under SAR.

          (ii) Adviser remittance to reimburse for distribution expenses for the Scudder Advocate Advisor ("SAA") product distributed through MLF &S shall be calculated as follows:

     For SAA contract years 2 and following, the amount of reimbursable distribution expense shall equal an annualized rate of 0.20% of the average of each month's assets held in Designated Portfolios of the Fund (as defined in the Agreement) under SAA.

E. CGMI - Adviser remittance to reimburse for distribution expenses for the Scudder Advocate Advisor ("SAA") product distributed through CGMI shall be calculated as follows:

     For SAA contract year 2 and following, the amount of reimbursable distribution expense shall equal an annualized rate of 0.20% of the average of each month's assets held in Designated Portfolios of the Fund (as defined in the Agreement) under SAA.

     In connection with each monthly invoice for the foregoing, the Company shall provide the Adviser with such supporting documentation as Adviser shall reasonably request to substantiate the basis therefor.

     Amounts payable under this Schedule E shall only be paid to Company to reimburse it for the additional cost of special distribution payments made by Company to MLPF&S and CGMI.

     In the event of termination of this Agreement, the payments under this Schedule E shall continue only with respect to investments made prior to termination.

                                 THIRD AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT

This supplement is effective as of May 3, 2004 (Effective Date), and is hereby made a part of and incorporated into the Participation Agreement ("Agreement") dated as of the 5th day of June, 2003 by and among THE TRAVELERS INSURANCE COMPANY, and THE TRAVELERS LIFE AND ANNUITY COMPANY (collectively, the "Company"), both Connecticut life insurance companies, on their own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A as may be amended from time to time (each separate account hereinafter referred to as the "Account"), TRAVELERS DISTRIBUTION LLC, a Delaware corporation (the "Distributor") and SCUDDER VARIABLE SERIES II (the "Fund"), a Massachusetts business trust created under a Declaration of Trust, as amended, SCUDDER DISTRIBUTORS, INC. (the "Underwriter"), a Delaware corporation, and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a Delaware corporation (the "Adviser").

("Company", "Account", "Distributor", "Fund", "Underwriter" and "Adviser" are collectively referred to as "Parties".)

     WHEREAS, the Parties desire to amend the Participation Agreement to add certain separate accounts and variable contracts to Schedule A, and by adding certain designated portfolios to Schedule B.

     NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Participation Agreement as follows:

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

     IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of May 3, 2004.

                                        THE TRAVELERS INSURANCE COMPANY


                                        /s/ ILLEGIBLE
                                        ----------------------------------------


                                        THE TRAVELERS LIFE AND ANNUITY COMPANY


                                        BY: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE


                                        TRAVELERS DISTRIBUTION LLC


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE


                                        SCUDDER DISTRIBUTORS, INC.


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE


                                        DEUTSCHE INVESTMENT MANAGEMENT AMERICAS
                                        INC.


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE

SEPARATE ACCOUNT AND DATE ESTABLISHED                            12-11-02
   TIC Separate Account Eleven for Variable Annuities            12-12-02
   TLAC Separate Account Twelve for Variable Annuities           09-17-02
   TIC Variable Annuity Separate Account 2002                    09-17-02
   TLAC Variable Annuity Separate Account 2002                   06-24-96
   The Travelers Fund ABD for Variable Annuities                 06-24-96
   The Travelers Fund ABD II for Variable Annuities              06-30-98
   The Travelers Separate Account Seven for Variable Annuities   06-30-98
   The Travelers Separate Account Eight for Variable Annuities

CONTRACTS FUNDED BY SEPARATE ACCOUNT
   Scudder Advocate Rewards Scudder
   Advocate Advisor Scudder
   Advocate Advisor ST1 Premier Advisers III
   Premier Advisers L

                                    SCHEDULE B
                    DESIGNATED PORTFOLIOS AND CLASSES THEREOF

A. Scudder Advocate Rewards, Scudder Advocate Advisor, and Scudder Advocate Advisor STI Contracts.

DESIGNATED PORTFOLIO                                    Class B
1.   Scudder Aggressive Growth Portfolio                Class B
2.   Scudder Blue Chip Portfolio                        Class B
*3.  Scudder Conservative Income Strategy Portfolio     Class B
4.   Scudder Fixed Income Portfolio                     Class B
5.   Scudder Global Blue Chip Portfolio                 Class B
6.   Scudder Government & Agency Securities Portfolio   Class B
*7.  Scudder Growth & Income Strategy Portfolio         Class B
8.   Scudder Growth Portfolio                           Class B
*9.  Scudder Growth Strategy Portfolio                  Class B
10.  Scudder High Income  Portfolio                     Class B
*11. Scudder Income & Growth Strategy Portfolio
12.  Scudder International Select Equity Portfolio
13.  Scudder Large Cap Value Portfolio                  CLASS
14.  Scudder Money Market Portfolio                     Class B
15.  Scudder Small Cap Growth Portfolio
16.  Scudder Strategic Income Portfolio
17.  Scudder Technology Growth Portfolio
18.  Scudder Total Return Portfolio
19.  SVS Davis Venture Value Portfolio
20.  SVS Dreman Financial Services Portfolio
21.  SVS Dreman High Return Equity Portfolio
22.  SVS Dreman Small Cap Value Portfolio
23.  SVS Eagle Focused Large Cap Growth Portfolio
24.  SVS Focus Value + Growth Portfolio
25.  SVS Index 500 Portfolio
26.  SVS INVESCO Dynamic Growth Portfolio
27.  SVS Janus Growth and Income Portfolio
28.  SVS Janus Growth Opportunities Portfolio
29.  SVS MFS Strategic Value Portfolio
30.  SVS Oak Strategic Equity Portfolio
31.  SVS Turner Mid Cap Growth Portfolio

DESIGNATED PORTFOLIO

Scudder International Select Equity Portfolio

CLASS Class B Class B Class B Class B Class B Class B
Class B Class B Class B Class B Class B Class B Class B
Class B Class B Class B Class B Class B Class B Class B

                                FOURTH AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT

This supplement is effective as of November 1, 2004 (Effective Date), and is hereby made a part of and incorporated into the Participation Agreement ("Agreement") dated as of the 5th day of June, 2003 by and among THE TRAVELERS INSURANCE COMPANY, and THE TRAVELERS LIFE AND' ANNUITY COMPANY (collectively, the "Company"), both Connecticut life insurance companies, on their own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A as may be amended from time to time (each separate account hereinafter referred to as the "Account"), TRAVELERS DISTRIBUTION LLC, a Delaware corporation (the "Distributor") and SCUDDER VARIABLE SERIES II (the "Fund"), a Massachusetts business trust created under a Declaration of Trust, as amended, SCUDDER DISTRIBUTORS, INC. (the "Underwriter"), a Delaware corporation, and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a Delaware corporation (the "Adviser") ("Company" "Account" "Distributor" "Fund" "Underwriter" and "Adviser" are collectively referred to as "Parties".)

     WHEREAS, the Parties desire to amend the Participation Agreement to add certain designated portfolios to Schedule B.

     NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Participation Agreement as follows:

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

     IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of November 1, 2004.


By: /s/ ILLEGIBLE
    ---------------------------------
Title: Vice President Secretary


THE TRAVELERS LIFE AND ANNUITY COMPANY


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


TRAVELERS DISTRIBUTION LLC


By /s/ ILLEGIBLE
   ---------------------------------
Title: ILLEGIBLE


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


DEUTSCHE INVESTMENT ILLEGIBLE


By: /s/ ILLEGIBLE
    ---------------------------------
Title: MANAGING DIRECTOR

                                   SCHEDULE B

                    DESIGNATED PORTFOLIOS AND Classes THEREOF

A. Scudder Advocate Rewards, Scudder Advocate Advisor, and Scudder Advocate Advisor STI Contracts.

DESIGNATED PORTFOLIO                                  Class B
2. Scudder Aggressive Growth Portfolio                Class B
3. Scudder Blue Chip Portfolio                        Class B
4. Scudder Conservative Income Strategy Portfolio     Class B
5. Scudder Fixed Income Portfolio                     Class B
6. Scudder Global Blue Chip Portfolio                 Class B
7. Scudder Government & Agency Securities Portfolio   Class B
8. Scudder Growth & Income Strategy Portfolio         Class B
9. Scudder Growth Portfolio                           Class B
10. Scudder Growth Strategy Portfolio                 Class B
11. Scudder High Income Portfolio                     Class B
12. Scudder Income & Growth Strategy Portfolio        Class B
13. Scudder International Select Equity Portfolio     Class B
14. Scudder Large Cap Value Portfolio                 Class B
15. Scudder Money Market Portfolio                    Class B
16. Scudder Small Cap Growth Portfolio                Class B
17. Scudder Strategic Income Portfolio                Class B
18. Scudder Technology Growth Portfolio               Class B
19. Scudder Total Return Portfolio                    Class B
20. SVS Davis Venture Value Portfolio                 Class B
21. SVS Dreman Financial Services Portfolio           Class B
22. SVS Dreman High Return Equity Portfolio           Class B
23. SVS Dreman Small Cap Value Portfolio              Class B
24. SVS Eagle Focused Large Cap Growth Portfolio      Class B
25. SVS Focus Value + Growth Portfolio                Class B
26. SVS Index 500 Portfolio                           Class B
27. SVS INVESCO Dynamic Growth Portfolio              Class B
28. SVS Janus Growth and Income Portfolio
29. SVS Janus Growth Opportunities Portfolio
30. SVS MFS Strategic Value Portfolio
31. SVS Oak Strategic Equity Portfolio                Class
32. SVS Turner Mid Cap Growth Portfolio               Class B
*32. Scudder Mercury Large Cap Core Portfolio
*33. Scudder Templeton Foreign Value Portfolio.

DESIGNATED PORTFOLIO

Scudder International Select Equity Portfolio

Class Class B Class B Class B Class B Class B Class B

* Addition will be effective upon commencement of operations of the portfolio (on or about November 14, 2004).

                                FIFTH AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT

This supplement is effective as of December 004 (Effective Date), and is hereby made a part of and incorporated into the Participation Agreement ("Agreement") dated as of the 5th day of June, 2003 by and among THE TRAVELERS INSURANCE COMPANY, THE TRAVELERS LIFE AND ANNUITY COMPANY (collectively, the "Company"), both Connecticut life insurance companies, on their own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A as may be amended from time to time (each separate account hereinafter referred to as the "Account"), TRAVELERS DISTRIBUTION LLC, a Delaware corporation (the "Distributor") and SCUDDER VARIABLE SERIES II (the "Fund"), a Massachusetts business trust created under a Declaration of Trust, as amended, SCUDDER DISTRIBUTORS, INC. (the "Underwriter"), a Delaware corporation, and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a Delaware corporation (the "Adviser") ("Company" "Account" "Distributor" "Fund" "Underwriter" and "Adviser" are collectively referred to as "Parties".)

     WHEREAS, the Parties desire to amend the Participation Agreement to add certain separate accounts and variable contracts to Schedule A, and by adding certain designated portfolios to Schedule B.

     NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend the Participation Agreement as follows:

THE TRAVELERS SEPARATE ACCOUNT
CPPVULI (UNREGISTERED)

The Travelers Separate Account CPPVULI has been established to fund COLI Private Placement, the offering of which will be made pursuant to a private placement memorandum in reliance on certain exemptions from the requirements of federal securities laws for placement of securities other than by means of a public offering, and the Separate Account and the interests in COLI Private Placement funded thereby will not be registered under the 1933 Act and/or the 1940 Act in reliance upon exemptions therein.

     Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

     IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of December 2004.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


TRAVELERS DISTRIBUTION LLC


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


SCUDDER VARIABLE SERIES II


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


By:
    ---------------------------------
Title:
       ------------------------------


DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


By:
    ---------------------------------
Title:
       ------------------------------

     Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

     IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of December __, 2004.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY


By:
    ---------------------------------
Title:


By:
    ---------------------------------
Title:
       ------------------------------


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


SCUDDER DISTRIBUTORS, INC.


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE


DEUTSCHE INVESTMENT MANAGEMENT
AMERICAS INC.


By: /s/ ILLEGIBLE
    ---------------------------------
Title: ILLEGIBLE

SEPARATE ACCOUNT AND DATE ESTABLISHED                                12-11-02
   TIC Separate Account Eleven for Variable Annuities TLAC           12-12-02
   Separate Account Twelve for Variable Annuities TIC                09-17-02
   Variable Annuity Separate Account 2002                            09-17-02
   TLAC Variable Annuity Separate Account 2002                       06-24-96
   The Travelers Fund ABD for Variable Annuities                     06-24-96
   The Travelers Fund ABD II for Variable Annuities                  06-30-98
   The Travelers Separate Account Seven for Variable Annuities       06-30-98
   The Travelers Separate Account Eight for Variable Annuities       09-01-02
   The Travelers Separate Account CPPVULI (unregistered)

CONTRACTS FUNDED BY SEPARATE ACCOUNT
   Scudder Advocate Rewards Scudder
   Advocate Advisor Scudder
   Advocate Advisor STI Premier
   Advisers III
   Premier Advisers L
   COLI Private Placement

                                   SCHEDULE B

                    DESIGNATED PORTFOLIOS AND CLASSES THEREOF

A. Scudder Advocate Rewards, Scudder Advocate Advisor, and Scudder Advocate Advisor STI Contracts.

DESIGNATED PORTFOLIO                                                  CLASS
--------------------                                                 -------
2.  Scudder Aggressive Growth Portfolio                              Class B
3.  Scudder Blue Chip Portfolio                                      Class B
4.  Scudder Conservative Income Strategy Portfolio                   Class B
5.  Scudder Fixed Income Portfolio                                   Class B
6.  Scudder Global Blue Chip Portfolio                               Class B
7.  Scudder Government & Agency Securities Portfolio                 Class B
8.  Scudder Growth & Income Strategy Portfolio                       Class B
9.  Scudder Growth Portfolio                                         Class B
10. Scudder Growth Strategy Portfolio                                Class B
11. Scudder High Income Portfolio                                    Class B
12. Scudder Income & Growth Strategy Portfolio                       Class B
13. Scudder International Select Equity Portfolio                    Class B
14. Scudder Large Cap Value Portfolio                                Class B
15. Scudder Money Market Portfolio                                   Class B
16. Scudder Small Cap Growth Portfolio                               Class B
17. Scudder Strategic Income Portfolio                               Class B
18. Scudder Technology Growth Portfolio                              Class B
19. Scudder Total Return Portfolio                                   Class B
20. SVS Davis Venture Value Portfolio                                Class B
21. SVS Dreman Financial Services Portfolio                          Class B
22. SVA Dreman High Return Equity Portfolio                          Class B
23. SVS Dreman Small Cap Value Portfolio                             Class B
24. SVS Eagle Focused Large Cap Growth Portfolio                     Class B
25. SVS Focus Value + Growth Portfolio                               Class B
26. SVS Index 500 Portfolio                                          Class B
27. SVS INVESCO Dynamic Growth Portfolio                             Class B
28. SVS Janus Growth and Income Portfolio                            Class B
29. SVS Janus Growth Opportunities Portfolio                         Class B
30. SVS MFS Strategic Value Portfolio                                Class B
31. SVS Oak Strategic Equity Portfolio                               Class B
32. SVS Turner Mid Cap Growth Portfolio                              Class B
33. Scudder Mercury Large Cap Core Portfolio                         Class B
34. Scudder Templeton Foreign Value Portfolio                        Class B

                    SCHEDULE B (CONTINUED) DESIGNATED
                    PORTFOLIOS AND CLASSES THEREOF

DESIGNATED PORTFOLIO
Scudder International Select Equity Portfolio

                                                 CLASS
                                                Class B

DESIGNATED PORTFOLIO
SVS Dremen High Return Equity Portfolio
CLASS Class B

          PARTICIPATION AGREEMENT

          THIS AGREEMENT, dated as of the 5th day of June, 2003 by and among THE TRAVELERS INSURANCE COMPANY, THE TRAVELERS LIFE AND ANNUITY COMPANY (collectively the "Company"), both Connecticut life insurance companies, on their own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each separate account hereinafter referred to as the "Account"), SCUDDER VARIABLE SERIES II (the "Fund"), a Massachusetts business trust created under a Declaration of Trust, as amended, SCUDDER DISTRIBUTORS, INC. (the "Underwriter"), a Delaware corporation, and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC., a Delaware corporation (the "Adviser").

          WHEREAS, the Fund engages in business as an open-end management investment company and is or will be available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and Underwriter ("Participating Insurance Companies");

          WHEREAS, the beneficial interest in the Fund is divided into several series of shares of beneficial interest without par value, and, with respect to certain series, classes thereof ("Shares"), and additional series of Shares, and classes thereof, may be established, each such series of Shares designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets;

          WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (the "SEC"), dated October 13,1989 (Release No. IC-17164; File No. 812-7345) granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (the" 1940 Act") and Rilles 6e-2(b)(15) and 6e3(T)(b)(15) thereunder, to the extent necessary to permit Shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Mixed and Shared Funding Exemptive Order");

          WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and Shares of the Portfolios are registered under the Securities Act of 1933, as amended (the "1933 Act");

          WHEREAS, the Adviser, which serves as investment adviser to the Fund, is duly' registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws;

          WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by the Account (the "Contracts"), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

          WHEREAS, the Account is duly established and maintained as a segregated asset account, established pursuant to the authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts;

          WHEREAS, the Underwriter, which serves as distributor to the Fund, is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

          WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios, and classes thereof, listed in Schedule B hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such Shares to the Account at net asset value;

          NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser and the Underwriter agree as follows:

     1.1. The Fund has granted to the Underwriter exclusive authority to distribute the Fund's Shares, and has agreed to instruct, and has so instructed, the Underwriter to make available to the Company for purchase, on behalf of the Account, Fund Shares of those Designated Portfolios selected by the Underwriter. Pursuant to such authority and instructions and subject to Article X hereof, the Underwriter agrees to make available to the Company for purchase on behalf of the Account, Shares of those Designated Portfolios listed on Schedule B to this Agreement, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) Fund series (other than those listed on Schedule B) in existence now or that may be established in the future will be made available to the Company only as the Underwriter may so provide, and (ii) the Board of Trustees of the Fund (the "Board") may refuse to sell shares of any Designated Portfolio to any person, or suspend or terminate the offering of Fund Shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is in the best interests of the shareholders of such Designated Portfolio.

     1.2. The Fund shall redeem, at the Company's request, any full or fractional Designated Portfolio Shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with
Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Company shall not redeem Fund Shares attributable to Contract owners except in the circumstances permitted in Section 10.3 of this Agreement, and (ii) the Fund may suspend the right of redemption or postpone the date of payment or satisfaction upon redemption of Fund Shares of any Designated Portfolio to the extent permitted by the 1940 Act, any rules, regulations or orders thereunder.

          (a) The Fund hereby appoints the Company as an agent of the Fund for the limited purpose of receiving purchase and redemption requests on behalf of the Account (but not with respect to any Fund Shares that may be held in the general account of the Company) for Shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt of any such request (or relevant transactional information therefore) on any day the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC (a "Business Day") by the Company as such limited agent of the Fund prior to the time that the Fund calculates its net asset value as described from time to time in the Fund Prospectus (which as of the date of execution of this Agreement is 4:00 p.m. Eastern Time) shall constitute receipt by the Fund on that same Business Day, provided that the Fund receives notice of such request by 9:30 a.m. Eastern Time on the next following Business Day.

          (b) The Company shall pay for Shares of each Designated Portfolio on the same day that it notifies the Fund of a purchase request for such Shares. Payment for Designated Portfolio Shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by end of the Business Day (normally 5:00 p.m. Eastern Time) on the day the Fund is notified of the purchase request for Designated Portfolio Shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of Shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account). If federal funds are not received on time, such funds will be invested, and Designated Portfolio Shares purchased thereby will be issued, as soon as practicable and the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. Upon receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

          (c) The Fund will redeem Designated Portfolio Shares requested on behalf of the Account, and make payment therefore, in accordance with the provisions of the then current registration statement of the Fund. Payment for Designated Portfolio Shares redeemed by the Account or the Company normally shall be made in federal funds transmitted by wire to the Company or any other designated person by the end of Business Day (normally 5:00 pm Eastern Time) on the same Business Day the Fund is properly notified of the redemption order of such Shares (unless redemption proceeds are to be applied to the purchase of Shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement). The Fund shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company, the Company alone shall be responsible for such action.

          (d) Any purchase or redemption request for Designated Portfolio Shares held or to be held in the Company's general account shall be effected at the net asset value per share next determined after the Fund's receipt of such request, provided that, in the case of a purchase request payment for Fund Shares so requested is received by the Fund in federal funds prior to close of business for determination of such value, as defined from time to time in the Fund Prospectus.

     1.4. The Fund shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 6:30 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund's Prospectus. Neither the Fund, any Designated Portfolio, the Underwriter, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company or any other Participating Insurance Company to the Fund or the Underwriter.

     1.5. The Fund shall furnish notice (by wire or telephone followed by written confirmation) to the Company as soon as reasonably practicable of any income dividends or capital gain distributions payable on any Designated Portfolio Shares. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio Shares in the form of additional Shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of Designated Portfolio Shares so issued as payment of such dividends and distributions.

     1.6. Issuance and transfer of Fund Shares shall be by book entry only. Stock certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund Shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

     1.7. The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund's Shares may be sold to other insurance companies (subject to Section 1.8 hereof) and to certain qualified retirement plans, and the cash value of the Contracts may be invested in other investment companies.

     1.8. The Underwriter and the Fund shall sell Fund Shares only to Participating Insurance Companies and their separate accounts and to persons or plans ("Qualified Persons") that qualify to purchase Shares of the Fund under
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder without impairing the ability of the Account to consider the portfolio investments of the Fund as constituting investments of the Account for the purpose of satisfying the diversification requirements of
Section 817(h). The Underwriter and the Fund shall not sell Fund Shares to any insurance company or separate account unless an agreement complying with Article VI of this Agreement is in effect to govern such sales. The Company hereby represents and warrants that it and the Account are Qualified Persons. The Fund reserves the right to cease offering Shares of any Designated Portfolio in the discretion of the Fund.

     2.1. The Company represents and warrants that the Contracts (a) are or. prior to issuance, will be registered under the 1933 Act or, alternatively (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company ILLEGIBLE represents and warrants that the Contracts will be issued and sold in compliance in all material respects with all applicable federal securities and state securities and insurance laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable ILLEGIBLE that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under applicable insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act. The Company shall register and qualify the Contracts or interests therein as securities in accordance with the laws of the various states only if and to the extent deemed advisable by the Company.

     2.2. The Fund represents and warrants that Fund Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance in all material respects with all applicable federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of the shares of the Designated Portfolios. The Fund shall register and qualify such Shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter after taking into consideration any state insurance law requirements that the Company advises the Fund may be applicable.

     2.3. With respect to the Class B Shares of a Designated Portfolio, the Fund may make payments quarterly to the Underwriter for remittance to the Company in order to payor reimburse the Company for distribution expenses incurred or paid (as the case may be) by the Company and approved by the Fund's Board pursuant to the Fund's Master Distribution Plan for Class B Shares, as amended from time to time. No such payment to the Company shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net asset value of the Class B shares of such Designated Portfolio attributable to the Contract owners during that quarterly period. The Company shall submit to the Underwriter within a reasonable period of time following each quarter for which payment is sought a Quarterly Distribution Expense Report in a form reasonably acceptable to the Underwriter. The Fund's prospectus or statement of additional information may provide further details about such payments.

          The following provisions shall apply to Class B Shares. The Company shall perform all record keeping services (the "Record Keeping Services") with respect to the Contracts, including, without limitation, the following:

          (a) Maintaining separate records for each Contract owner, which shall reflect the Designated Portfolio shares purchased and redeemed and Designated Portfolio share balances of such Contract owners. The Company will maintain omnibus accounts with each Designated Portfolio on behalf of Contract owners, and such accounts shall be in the name of the Company (or its nominee) as the record owner of shares owned by such Contract owners.

          (b) Disbursing or crediting to Contract owners all proceeds of redemptions of shares of the Designated Portfolios and processing all dividends and other distributions reinvested in shares of the Designated Portfolios.

          (c) Preparing and transmitting to Contract owners, as required by law, periodic statements showing the total number of shares owned, purchases and redemptions of Designated Portfolio shares and dividends and other distributions paid, and such other information as may be required, from time to time, by Contract owners.

          (d) Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the foregoing services for Contract owners.

          (e) required by law.

          (f) Administering the distribution to existing Contract owners of Fund prospectuses, proxy materials, periodic reports to shareholders and other materials that the Designated Portfolios provide to their shareholders (the printing and distribution expense to be borne as set forth on Schedule C).

          (g) Aggregating and transmitting purchase and redemption orders to the Designated Portfolios on behalf of the Contract owners.

          In consideration of the Company performing the Record Keeping Services, the Fund agrees to pay the Company, quarterly, a record keeping fee as set forth in Schedule D hereto with respect to the Class B Shares of each Designated Portfolio held by the Company pursuant to this Agreement. The Company agrees that it will not seek reimbursement for expenses for performing the Record Keeping Services under the Fund's Master Distribution Plan for Class B Shares adopted pursuant to Rule 12b-l under the 1940 Act except to the extent that such expenses exceed the level of the record keeping fee set forth above; however, the foregoing shall not affect the right of the Company to seek reimbursement for any other eligible expenses under the Fund's Master Distribution Plan for Class B Shares as provided above in this Section 2.3. In addition, the Company represents and agrees that no charge imposed by it on Contract owners is specifically intended or designed to compensate the Company for the Record Keeping Services.

     2.4. The Fund makes no representations as to whether any aspect of its operations, including, but not limited to, investment policies, fees and expenses, complies with the insurance and other applicable laws of the various states, except that the Fund represents that the investment policies, fees and expenses of the Designated Portfolios, are and shall at all times remain in compliance with the insurance laws of the state of organization of the Company set ILLEGIBLE on the first page (the "State") to the extent required to perform this Agreement. The Company will advise the Fund in writing as to any requirements of State insurance law that affect the Designated Portfolios, and the Fund will be deemed to be in compliance with this Section 2.4 so long as the Fund complies with such advice of the Company.

     2.5. The Fund represents that it is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and that the Designated Portfolios do and will comply in all material respects with all applicable provisions of the 1940 Act.

     2.6. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the shares of the Designated Portfolios in accordance with any applicable state and federal securities laws.

     2.7. The Adviser represents and warrants that it is and shall remain duly registered as an investment adviser under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

     2.8. The Fund, the Adviser and the Underwriter represent and warrant that all of their trustees, directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or such related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.9. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals or entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees to hold for the benefit of the Fund and to pay to the Fund any amounts lost from larceny, embezzlement or other events covered by the aforesaid bond to the extent such amounts properly belong to the Fund pursuant to the terms of this Agreement. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

     2.10. The Company represents and warrants that all shares of the Designated Portfolios purchased by the Company will be purchased on behalf of one or more unmanaged separate accounts that offer interests therein that are registered under the 1933 Act and upon which a registration fee has been or will be paid or that are unregistered because the interests are exempt from registration under the 1933 Act, and the Company acknowledges that the Fund intends to rely upon this representation and warranty for purposes of calculating SEC registration fees payable with respect to such Shares of the Designated Portfolios pursuant to Form 24F-2 or any similar form or SEC registration fee calculation procedure that allows the Fund to exclude Shares so sold for purposes of calculating its SEC registration fee. The Company will certify the amount of any Shares of the Designated Portfolios purchased by the Company on behalf of any separate account offering interests not subject to registration under the 1933 Act. The Company agrees to cooperate with the Fund on no less than an annual basis to certify as to its continuing compliance with this representation and warranty.

     3.1. The Underwriter shall provide the Company with as many copies of the Fund's current prospectus (describing only the Designated Portfolios listed on Schedule B) as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus on computer diskette or other electronic means at the Fund's expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for a Designated Portfolio is amended) to have the prospectus for the Contracts and the prospectus for the Designated Portfolios printed together in one document. Expenses with respect to the foregoing shall be borne as provided under Article V.

     3.2. The Fund's prospectus shall state that the current Statement of Additional Information ("SAI") for the Fund is available from the Company (or in the Fund's discretion, from the Fund), and the Fund shall provide a copy of such SAI to any owner of a Contract who requests such SAI and to the Company in such quantities as the Company may reasonably request. Expenses with respect to the foregoing shall be borne as provided under Article V.

     3.3. The Fund shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders of the Designated Portfolios in such quantity as the Company shall reasonably require for distributing to Contract owners. Expenses with respect to the foregoing shall be borne as provided under Article V.

               (ii) vote the shares of each Designated Portfolio in accordance instructions received from Contract owners; and

               (iii) vote shares of each Designated Portfolio for ILLEGIBLE have been received in the same proportion as fund shares of such Designated ILLEGIBLE instructions have been received, so long as and to the extent that the SEC contii the 1940 Act to require pass-through voting privileges for variable contract own extent otherwise required by law. The Company reserves the right to vote share Designated Portfolio held in any segregated asset account in its own right, to the, by law.

     3.5. The Fund reserves the right, upon prior written notice to the ILLEGIBLE at the earliest practicable time), to take all actions, including but not limited to, the dissolution, termination, merger and sale of all assets of the Fund or any Designated Portfolio upon the sole authorization of the Board, to the extent permitted by the laws of the Commonwealth of Massachusetts and the 1940 Act.

     3.6. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Mixed and Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt and provide in writing.

     3.7. It is understood and agreed that, except with respect to information regarding the Fund, the Underwriter, the Adviser or Designated Portfolios provided in writing by the Fund, the Underwriter or the Adviser, none of the Fund, the Underwriter or the Adviser is responsible for the content of the prospectus or statement of additional information for the Contracts.

     3.8. The Company shall comply with any applicable privacy and notice provisions of 15 U.S.C. Sections 6801-6827 and any applicable regulations promulgated thereunder (including but not limited to 17 C.F.R. Part 248) as they may be amended.

     4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops or uses and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named at least fifteen
(15) Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within ten (10) Business Days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, and no such material shall be used if the Fund or its designee so objects.

     4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund Shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the. Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

     4.3. The Fund and the Underwriter, or their designee, shall furnish, or shall cause to be, furnished, to the Company, each piece of sales literature or other promotional material that it develops or uses and in which the Company, and/or its Account, is named at least fifteen (15) Business Days prior to its use. No such material shall be used if the Company reasonably objects to such use within ten (10) Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

     4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its Shares, contemporaneously with the filing of such document(s) with the SEC or other regulatory authorities.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions or substitutions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Fund and the Underwriter any complaints received from the Contract owners pertaining to the Fund or the Designated Portfolio.

     4.7. The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Fund's registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Fund will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

     4.8. For purposes of this Article IV, the phrase "sales literature and other promotional materials" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, internet website (or other electronic media), telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, SAIs, shareholder reports, proxy materials, and any other communications distributed or made generally available with regard to the Fund.

     5.1. The Fund, the Adviser and the Underwriter shall pay no fee or other compensation to the Company under this Agreement, although the parties hereto ILLEGIBLE bear certain expenses in accordance with Schedule C and other provisions of this Agreement.

     5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund, except and as further provided in Schedule C. The cost of setting the Fund's prospectus in type, setting in type and printing the Fund's proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report) the preparation of all statements and notices relating to the Fund required by any federal or state law, and all taxes on the issuance or transfer of the Fund's Shares shall be borne by the parties hereto as set forth in Schedule C.

     5.3. The expenses of distributing the Fund's prospectus to new and existing owners of Contracts issued by the Company and of distributing the Fund's proxy materials and reports to Contract owners shall be borne by the parties hereto as ILLEGIBLE forth in Schedule C.

     5.4 The Company will develop, implement and maintain policies and procedures reasonably designed to prevent the use of the Accounts by persons engaged in market timing, short-term trading or excessive trading.

          In addition to the foregoing, the Company will, subject to its absolute discretion, develop, implement and maintain procedures as necessary or appropriate to further any specific policies and procedures of the Fund, the Adviser or the Underwriter for one or more Designated Portfolios in regard to market timing, short-term trading or excessive trading.

          If, notwithstanding the foregoing, the Fund, the Adviser or the Underwriter notifies the Company that a pattern or patterns of transactions involving market timing, short term trading or excessive trading in one or more Accounts is having or may have, in their sole discretion, an adverse effect on a Designated Portfolio, the Company will promptly take such actions and implement such procedures as are appropriate to prevent such trading. The parties hereto acknowledge that, if necessary, such actions and procedures may include the identification of Account participants engaged in such trading and the imposition of complete or partial restrictions on their requests to purchase shares of the Designated Portfolio.

          The Company acknowledges that all orders accepted by the Company for the Accounts are subject to the obligations of the Company in this Section 5.4, including the obligation to prevent the use of the Accounts for market timing, short-term trading or excessive trading, and that the Fund, the Adviser or the Underwriter may take such actions as it deems to be in the best interests of shareholders of the Designated Portfolios to enforce such obligations and to otherwise prevent such trading in shares of the Designated Portfolios, including, among other things, the right to revoke, reject or cancel purchase orders for shares of the Designated Portfolios made by the Company. Any such revocation, rejection or cancellation may be made in whole or in part, it being understood that the Fund, the Adviser and the Underwriter are not required to isolate objectionable trades.

          The Fund, the Adviser and the Underwriter shall not be responsible for any losses or costs incurred by the Company, the Account or Account participants as a result of the revocation, rejection or cancellation orders made by the Company in furtherance of the enforcement of their policy to prevent market timing, short-term trading and excessive trading in shares of the Designated Portfolios.

          The Company agrees that the Fund, the Underwriter and the Adviser shall bear no responsibility for any act of any unaffiliated fund or the investment adviser or underwriter thereof.

     6.1. The Fund will invest the assets of each Designated Portfolio in such a maimer as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Code and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, the Fund will, with respect to each Designated Portfolio, comply with Section 817(h) of the Code and Treasury Regulation
Section 1.817-5. and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the affected Designated Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation
Section 1.817-5.

     6.2. The Fund represents that each Designated Portfolio is or will be qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that a Designated Portfolio has ceased to so qualify or that it might not so qualify in the future.

     6.3. The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.

     7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict among the interests of the Contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable insurance laws or regulations;
(c) a tax ruling or provision of the Internal Revenue Code or the regulations thereunder; (d) any other development relating to the tax treatment of insurers, Contract or policy owners or beneficiaries of variable annuity contracts or variable life insurance policies: (e) the manner in which the investments of any Designated Portfolio are being managed; (f) a difference in voting instructions given by variable annuity contract holders, on the one hand, and variable life insurance policy owners, on the other hand, or by the contract holders or policy ILLEGIBLE of different Participating Insurance Companies; or (g) a decision by a Participating Insurance Company to disregard the voting instructions of its Contract owners. The Board shall promptly inform the Company by written notice if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company and the Adviser will report any potential or existing ILLEGIBLE of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded. At least annually, and more frequently if deemed appropriate by the Board, the Company shall submit to the Adviser, and the Adviser shall at least annually submit to the Board, such reports, materials and data as the Board may reasonably request so that the Board may fully carry ILLEGIBLE the obligations imposed upon it by the conditions contained in the Mixed and Shared Funding Exemptive Order; and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Board. The responsibility to report such information and conflicts to the Board will be carried out with a view only to the interests of the Contract owners.

     7.3. If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Designated Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
(2) establishing a new registered management investment company or managed separate account.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in any Designated Portfolio and terminate this Agreement with respect to such Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. The Company will bear the cost of any remedial action, including such withdrawal and termination. Any such withdrawal and termination must take place within six
(6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of such Designated Portfolio.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of such Designated Portfolios.

     7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw an Account's investment in any Designated Portfolio and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     7.7. If and to the extent the Mixed and Shared Funding Exemption Order or any amendment thereto contains terms and conditions different from Sections 3.4, 3.6, 7.1, 7.2. 7.3. 7.4, and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies as appropriate, shall take such steps as may be necessary to comply with the Mixed and Shared Funding Exemptive Order, and Sections 3.4, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Mixed and Shared Funding Exemptive Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended or Rule 6e-3 or any similar rule is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3 or any similar rule, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.6, 7.1., 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

          (a) The Company agrees to indemnify and hold harmless the Fund, the Adviser and the Underwriter and each of its trustees, directors, trustees and officers, and each person, if any, who controls the Fund, the Adviser or Underwriter within the meaning of Section 15 of the 1933 Act or who is under common control with the Underwriter (collectively the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares of the Designated Portfolios or the Contracts; and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include an offering memorandum, if any), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Fund for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund Shares; or

               (ii) arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include an offering memorandum, if any), or SAI covering insurance products sold by the Company or any insurance company which is an affiliate thereof, or any amendments or supplements thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Fund for use in the registration statement, prospectus or SAI covering insurance products sold by the Company or any insurance company which is an affiliate thereof, or any amendments or supplements thereto; or

               (iii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company's authorization or control, or any affiliate thereof, with respect to the sale or distribution of the Contracts or Fund Shares; or

               (iv) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

               (v) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in any registration statement, prospectus, statement of additional information or sales literature for any fund not affiliated with the Fund ("Unaffiliated Fund"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or otherwise pertain to or arise in connection with the availability of any Unaffiliated Fund as an underlying funding vehicle in respect of the Contracts, or arise out of or are based upon any act or omission on the part of the investment adviser or underwriter of an Unaffiliated Fund; or

               (vi) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

               (vii) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company,

          (b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith. or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of its obligations or duties under this Agreement.

          (c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not ILLEGIBLE the Company from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Company has been materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense; provided, however, that no such settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, but, in case the Company does not elect to assume the defense of any such suit, the Company will reimburse the Fund, such officers, trustees and directors or controlling person or persons, defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by them.

          (d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

          (a) The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of Shares of the Designated Portfolios or the Contracts; and:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund Shares; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund Shares; or

               (iii) arise out of any untrue statement, or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Underwriter; or

               (iv) arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this

Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

          (b) The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Adviser, the Underwriter or the Account, whichever is applicable.

          (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Underwriter has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Party, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense; provided, however, that no such settlement shall, without the Indemnified Parties' written consent, include any factual stipulation to the Indemnified Parties or their conduct. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          (d) The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

          (a) The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise insofar as such losses, claims. expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements. are related to the operations of the Fund and:

               (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

               (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

          (b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Adviser, the Underwriter or the Account, whichever is applicable.

          (c) The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense; provided, however, that no such settlement shall, without the Indemnified Parties' written consent include any factual stipulation referring to the Indemnified Parties or their conduct. After notice ILLEGIBLE the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          (d) The Company, the Adviser and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or trustees in connection with the Agreement, the issuance or sale of the Contracts, the operation of any Account, or the sale or acquisition of Shares of the Fund.

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the applicable provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, any Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith. If, in the future, the Mixed and Shared Funding Exemptive Order should no longer be necessary under applicable law, then Article VII shall no longer apply.

          (a) termination by any party, for any reason with respect to some or all Designated Portfolios, by three (3) months advance written notice delivered to the other parties; or

          (b) termination by the Company by written notice to the Fund, the Adviser and the Underwriter based upon the Company's reasonable and good faith determination that Shares of any Designated Portfolio are not reasonably available to meet the requirements of the Contracts; or

          (c) termination by the Company by written notice to the Fund, the Adviser and the Underwriter in the event any of the Designated Portfolio's Shares are not registered. issued or sold in accordance with applicable state and/or federal securities laws or such law precludes the use of such Shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

          (d) termination by the Fund, the Adviser or Underwriter in the event that formal administrative proceedings are instituted against the Company or any affiliate by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund's Shares: provided, however, that the Fund, the Adviser or Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

          (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund, the Adviser or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; provided, however that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

          (f) termination by the Company by written notice to the Fund the Adviser and the Underwriter with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believes that such Designated Portfolio may fail to so qualify or comply: or

          (g) termination by the Fund, the Adviser or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

          (h) termination by any of the Fund, the Adviser or the Underwriter by written notice to the Company, if any of the Fund, the Adviser or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, insurance company rating or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (i) termination by the Company by written notice to the Fund, the Adviser and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund, the Adviser or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, and that material adverse change or publicity will have a material effect on the Fund's or the Underwriter's ability to perform its obligation under this Agreement; or

          (j) termination by the Company upon any substitution of the Shares of another investment company or series thereof for Shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least 45 days prior written notice to the Fund and Underwriter of the date of substitution; or

          (k) termination by any party in the event that the Fund's Board of Trustees determines that a material irreconcilable conflict exists as provided in Article VII; or

          (l) at the option of the Company, as one party, or the Fund, the Adviser and the Underwriter, as one party, upon the other party's material breach of any provision of this Agreement upon 30 days' written notice and the opportunity to cure within such notice period; or

          (m) at the option of the Fund or the Adviser in the event the Contracts are not treated as annuity contracts or life insurance policies, as the case may be, under applicable provisions of the Code.

     10.2. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue, for a one year period from the date of termination and from year to year thereafter if deemed appropriate by the Fund and the Adviser, to make available additional Shares of a Designated Portfolio pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless the Underwriter elects to compel a substitution of other securities for the Shares of the Designated Portfolios. Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Designated Portfolios, redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing Contracts (subject to any such election by the Underwriter). The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement. The parties further agree that this Section 10.2 shall not apply to any terminations under Section 10.1(d),(g) or (m) of this Agreement.

     10.3. The Company shall not redeem Fund Shares attributable to the Contracts (as opposed to Fund Shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"), (iii) as permitted by an order of the SEC pursuant to Section 26(c) of the 1940 Act, but only if a substitution of other securities for the Shares of the Designated Portfolios is consistent with the terms of the Contracts, or (iv) as permitted under the terms of the Contract. Upon request, the Company will promptly furnish to the Fund and the Underwriter reasonable assurance that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contacts, the Company shall not prevent Contract owners from allocating payments to a Designated Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 45 days notice of its intention to do so.

     10.4. Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

          Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     Scudder Variable Series II
     Two International Place
     Boston, MA 02110-4103
     Attn.: Secretary

     The Travelers Insurance Company
     The Travelers Life and Annuity Company
     One Cityplace
     Hartford, CT 06103
     Attn: General Counsel

     Scudder Distributors, Inc.
     Two International Place
     Boston, MA 02110-4103
     Attn.: Secretary

     Deutsche Investment Management Americas Inc.
     Two International Place
     Boston, MA 02110-4103
     Attn.: Secretary

     12.1. The Fund's name is the designation of the Board for the time being under a Declaration of Trust, as amended, and all persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective Designated Portfolios listed on Schedule B hereto as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund. No Portfolio shall be liable for any obligations properly attributable to any other Portfolio.

     12.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information has come into the public domain.

     12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5. This Agreement incorporates the entire understanding and agreement among the parties hereto, and supersedes any and all prior understandings and agreements between the parties hereto with respect to the subject matter hereof.

     12.6. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.7. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the State Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of the Company are being conducted in a manner consistent with the State variable annuity laws and regulations and any other applicable law or regulations.

     12.8. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity. which the parties hereto are entitled to under state and federal laws.

     12.9. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

     12.10. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee upon request copies of the following reports:

          (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles) filed with any state or federal regulatory body or otherwise made available to the public, as soon as practicable and in any event within 90 days after the end of each fiscal year; and

          (b) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulatory, as soon as practicable after the filing thereof.

     12.11. All persons are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund with respect to a Designated Portfolio hereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually, but are binding upon only the assets and property of such Designated Portfolio. All parties dealing with the Fund with respect to a Designated Portfolio shall look solely to the assets of such Designated Portfolio for the enforcement of any claims against the Fund hereunder.

     12.12. The Company is expressly put on notice that prospectus disclosure regarding the potential risks of mixed and shared funding may be appropriate.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date first above written.

                                        By its authorized officer


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE


                                        By its authorized officer


                                        By: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE


                                        BY: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE


                                        By its authorized officer


                                        /s/ ILLEGIBLE
                                        ----------------------------------------
                                        Title: ILLEGIBLE

                                        By its authorized officer


                                        BY: /s/ ILLEGIBLE
                                            ------------------------------------
                                        Title: ILLEGIBLE

SEPARATE ACCOUNT AND DATE ESTABLISHED
     TIC Separate Account Eleven for Variable Annuities TLAC            12-11-02
     Separate Account Twelve for Variable Annuities                     12-12-02

CONTRACTS FUNDED BY SEPARATE ACCOUNT
     Scudder Advocate Rewards
     Scudder Advocate Advisor Premier Advisers III

                                   SCHEDULE B

                    Designated Portfolios And Classes Thereof

Designated Portfolio                                  Class
--------------------                                 -------
1.   Scudder Aggressive Growth Portfolio             Class B
2.   Scudder Blue Chip Portfolio                     Class B
3.   Scudder Contrarian Value Portfolio              Class B
4.   Scudder Fixed Income Portfolio                  Class B
5.   Scudder Global Blue Chip Portfolio              Class B
6.   Scudder Government Securities Portfolio         Class B
7.   Scudder Growth Portfolio                        Class B
8.   Scudder High Income Portfolio                   Class B
9.   Scudder International Select Equity Portfolio   Class B
10.  Scudder Money Market Portfolio                  Class B
11.  Scudder Small Cap Growth Portfolio              Class B
12.  Scudder Strategic Income Portfolio              Class B
13.  Scudder Technology Growth Portfolio             Class B
14.  Scudder Total Return Portfolio                  Class B
15.  SVS Davis Venture Value Portfolio               Class B
16.  SVS Dreman Financial Services Portfolio         Class B
17.  SVA Dreman High Return Equity Portfolio         Class B
18.  SVS Dreman Small Cap Value Portfolio            Class B
19.  SVS Eagle Focused Large Cap Growth Portfolio    Class B
20.  SVS Focus Value + Growth Portfolio              Class B
21.  SVS Index 500 Portfolio                         Class B

22.  SVS INVESCO Dynamic Growth Portfolio            Class B
23.  SVS Janus Growth and Income Portfolio           Class B
24.  SVS Janus Growth Opportunities Portfolio        Class B
25.  SVS MFS Strategic Value Portfolio               Class B
26.  SVS Oak Strategic Equity Portfolio              Class B
27.  SVS Turner Mid Cap Growth Portfolio             Class B

B. Premier Advisers III Contract.

DESIGNATED PORTFOLIO                                  CLASS
--------------------                                 -------
Scudder International Select Equity Portfolio        Class B

                                                                                      PARTY
                                                                                 RESPONSIBLE FOR
          ITEM                                   FUNCTION                            EXPENSE
-------------------------   --------------------------------------------------   ---------------
     FUND PROSPECTUS

Update                      Typesetting                                               Fund

New Sales:                  Printing                                                 Company
                            Distribution                                             Company

Existing Owners:            Printing                                                  Fund
                            Distribution                                              Fund

STATEMENTS OF ADDITIONAL    Same as Prospectus
       INFORMATION

 PROXY MATERIALS OF THE     Typesetting                                               Fund
          FUND              Printing                                                  Fund
                            Distribution                                              Fund

    ANNUAL REPORTS AND
   OTHER COMMUNICATIONS
 WITH SHAREHOLDERS OF THE
          FUND

All                         Typesetting                                               Fund

Marketing                   Printing                                                 Company
                            Distribution                                             Company

Existing Owners:            Printing                                                  Fund
                            Distribution                                              Fund

    OPERATIONS OF FUND      All operations and related expenses, including            Fund
                            the cost of registration and qualification of the
                            Fund's shares, preparation and filing of the
                            Fund's prospectus and registration statement,
                            proxy materials and reports, the preparation of
                            all statements and notices required by any
                            federal or state law and all taxes on the issuance
                            of the Fund's shares, and all costs of
                            management of the business affairs of the Fund.

     ILLEGIBLE as it relates to the contracts listed on Schedule A. as it is attached to the same Agreement as this Schedule C.

C. Scudder Advocate Rewards and Scudder Advocate Advisor Contracts: The record keeping fee paid pursuant to Section 2.3 shall be 0.10% annually of the average daily net assets of the Class B Shares of each Designated Portfolio held by the Company under such Contracts pursuant to this Agreement.

D.   Premier Advisers III Contracts: The record keeping fee paid pursuant to
     Section 2.3 shall be 0.15% annually of the average daily net assets of the Class B Shares of each Designated Portfolio held by the Company under such Contracts pursuant to this Agreement.